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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 28, 1999


                               SUPERIOR BANK FSB

(as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 1999-3)


                                Superior Bank FSB
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      United States                 333-83597                36-1414142
----------------------------       -----------            ----------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
    of Incorporation)              File Number)          Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                       60181
--------------------------                                     ----------
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000
                                                   --------------

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


Item 5. Other Events


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not Applicable

        (b)    Not Applicable

        (c)    Exhibits:

        25.1. Statement of eligibility of LaSalle Bank N.A. on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUPERIOR BANK F.S.B.

                                          By: /s/ WILLIAM C. BRACKEN
                                              ----------------------
                                          Name:   William C. Bracken
                                          Title:  Senior Vice President
                                                  and Chief Financial Officer


Dated: September 28, 1999



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


                                  EXHIBIT INDEX


                          Item 601 (a) of Sequentially
        Exhibit            Regulation S-K Numbered
        Number               Exhibit No.            Description
        ------               -----------            -----------

        1                      25.1                Form T-1



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